UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                September 6, 2007
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                Date of Report (Date of earliest event reported)


                           Syntax-Brillian Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-50289                05-0567906
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      (State or Other          (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                             Identification No.)


                              1600 N. Desert Drive
                                 Tempe, Arizona
                                     85281
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               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 389-8888
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

              The registrant is furnishing information pursuant to Item 2.02 in connection with the disclosure of information, in the form of the textual information from a press release released on September 12, 2007. The information in this Item 2.02 and in Exhibit 99.1 to this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

              The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based. The text included with this Item 2.02 is available on the registrant's website located at www.syntaxbrillian.com, although the registrant reserves the right to discontinue that availability at any time.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

              On September 12, 2007, Syntax-Brillian Corporation announced the resignation of Wayne A. Pratt, Chief Financial Officer, effective September 30, 2007. A copy of the press release announcing Mr. Pratt's resignation is filed herewith as Exhibit 99.2. Mr. Pratt informed the Board of Directors of his decision to resign on September 6, 2007.


Item 9.01.    Financial Statements and Exhibits.

      (a)     Financial Statements of Business Acquired.

              Not applicable.

      (b)     Pro Forma Financial Information.

              Not applicable.

      (c)     Shell Company Transactions.

              Not applicable.

      (d)     Exhibits.

              Exhibit
              Number
              ------

              99.1 Press release from Syntax-Brillian Corporation, dated September 12, 2007, titled "Syntax-Brillian Corporation Reports Fourth Quarter and Full Year Financial Results"

              99.2 Press release from Syntax-Brillian Corporation, dated September 12, 2007, titled "Syntax-Brillian Announces Departure of Chief Financial Officer"


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYNTAX-BRILLIAN CORPORATION


Date:  September 12, 2007                  By:  /s/ Wayne A. Pratt
                                              ----------------------------------
                                              Wayne A. Pratt
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

       99.1 Press release from Syntax-Brillian Corporation, dated September 12, 2007, titled "Syntax-Brillian Corporation Reports Fourth Quarter and Full Year Financial Results"

       99.2 Press release from Syntax-Brillian Corporation, dated September 12, 2007, titled "Syntax-Brillian Announces Departure of Chief Financial Officer"